UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2012

Oilsands Quest Inc.
(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 - 8th Street SW Calgary, Alberta, Canada	T2R 1M6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 263-1623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into Material Definitive Agreement.

On January 30th, 2012, Township Petroleum Corporation, an Alberta corporation and wholly owned subsidiary of Oilsands Quest Inc. (the “Company”), entered into an asset purchase and sale agreement (the “Purchase and Sale Agreement” or the“PSA”) with Fama Capital Ltd., an Alberta Corporation (the “Purchaser”), for the sale of “4-13-101: Sections 1-36, Oil Sands in all zones below the top of the Viking Formation”, the assets described in the Company’s filings with the Securities and Exchange Committee as the “Eagle’s Nest Prospect” or “Eagles Nest” and associated assets (the “Assets”). The PSA was finalized in a bidding process subject to the jurisdiction of the Alberta Court of Queen’s Bench (the “Court”) under the Companies’ Creditors Arrangement Act (Canada) (the “CCAA”). The Court approved the PSA and the transactions contemplated therein on February 22, 2011.

The PSA provides for the sale of the Assets for a purchase price of CDN$7,000,000 (the “Purchase Price”), exclusive of GST. The Purchaser previously paid a CDN $50,000 deposit and is required to pay an additional deposit of CDN $350,000 on or before February 24, 2012. The additional deposit was not received, and the PSA terminated on February 27, 2012 pursuant to Section 14.1 thereof. Closing under the PSA is scheduled to occur on or before March 23, 2012.

The PSA provides for access, subject to contractual restrictions relating to disclosure, to all technical data relating to the Assets that are reasonably required in connection with the PSA. The PSA is subject to ordinary closing conditions, including the receipt by each party of an officer’s certificate certifying that the representations and warranties of the party are true and correct in all material respects at the time of closing, the execution of a general conveyance for the Assets, and the obtaining of all necessary governmental or regulatory approvals for the sale of the Assets.

This summary of the PSA is qualified in its entirety by reference to the PSA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.     Other Events.

On February 23, 2012, the Company issued a press release announcing that it received approval from the Court for the Purchase and Sale Agreement for the Assets. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The press release is also available on the Company’s website at www.oilsandsquest.com.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

10.1	Purchase and Sale Agreement dated January 30, 2012

99.1	Press Release dated February 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2012	Oilsands Quest Inc.
(Registrant)

/s/ Garth Wong
	Name:	Garth Wong
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Purchase and Sale Agreement dated January 30, 2012

99.1	Press Release dated February 23, 2012